Exhibit 99.2

Second Quarter 2006 Earnings Conference Call July 28, 2006 Sunoco Logistics Partners L.P.

Forward-Looking Statement You should review this slide presentation in conjunction with the second quarter 2006 earnings conference call for Sunoco Logistics Partners L.P., held on July 28 at 9:00 a.m. EDT. You may listen to the audio portion of the conference call on our website at www.sunocologistics.com or by dialing (USA toll-free) 1-877-297-3442. International callers should dial 1-706-643-1335. Please enter Conference ID #2316782. Audio replays of the conference call will be available for two weeks after the conference call beginning approximately two hours following the completion of the call. To access the replay, dial 1-800-642-1687. International callers should dial 1-706-645-9291. Please enter Conference ID #2316782. During the call, those statements we make that are not historical facts are forward-looking statements. Although we believe the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements involve risks that may affect our business prospects and performance, causing actual results to differ from those discussed during the conference call. Such risks and uncertainties include, among other things: our ability to successfully consummate announced acquisitions and integrate them into existing business operations; the ability of announced acquisitions to be cash-flow accretive; increased competition; changes in the demand both for crude oil that we buy and sell, as well as for crude oil and refined products that we store and distribute; the loss of a major customer; changes in our tariff rates; changes in throughput of third-party pipelines that connect to our pipelines and terminals; changes in operating conditions and costs; changes in the level of environmental remediation spending; potential equipment malfunction; potential labor relations problems; the legislative or regulatory environment; plant construction/repair delays; and political and economic conditions, including the impact of potential terrorist acts and international hostilities. These and other applicable risks and uncertainties are described more fully in our Form 10-Q, filed with the Securities and Exchange Commission on April 28, 2006. We undertake no obligation to update publicly any forward-looking statements whether as a result of new information or future events. 2

Q2 2006 Milestones Record second quarter 2006 net income of $26.3 million or $0.81 per L.P. unit, as compared to $17.8 million or $0.68 per L.P. unit in the prior year's quarter Total increased distribution of $0.025 ($0.10 annualized) per unit to $0.775 ($3.10 annualized), a 3.3 percent increase over the prior quarter's distribution Twelfth distribution increase over the past thirteen quarters 21.6 percent increase over prior year's second quarter distribution Executed purchase agreement with Sunoco, Inc. to acquire 100 percent interest in Sun Pipe Line Company of Delaware LLC, the owner of a 55.3 percent equity interest in Mid-Valley Pipeline Company for $65 million 994-mile crude oil pipeline from Longview, Texas to Samaria, Michigan 238,000 bpd operating capacity and 4.2 million barrels shell storage capacity Expect annual dividends of approximately $6.5 million for our interest 3

Q2 2006 Financial Highlights ($ in millions, unaudited) 4 Three Months Ended June 30, Three Months Ended June 30, Three Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, 2006 2005 2006 2005 Sales and other operating revenue Other income $ 1,491.5 3.9 $1,080.4 4.1 $2,752.5 6.3 $ 2,092.3 7.7 Total revenues 1,495.4 1,084.5 2,758.7 2,100.0 Cost of products sold and operating expenses Depreciation and amortization Selling, general and administrative expenses Total costs and expenses 1,439.7 9.2 13.5 1,462.4 1,041.4 7.5 12.5 1,061.4 2,654.5 18.2 28.5 2,701.1 2,016.3 15.6 24.4 2,056.3 Operating income Interest cost and debt expense, net 33.0 7.8 23.1 5.4 57.6 14.6 43.7 10.6 Capitalized Interest Net Income (1.2) $ 26.3 $ 17.8 (1.7) $ 44.7 $ 33.1

Q2 2006 Financial Highlights 5 (amounts in millions, except unit and per unit amounts, unaudited) Three Months Ended June 30, Three Months Ended June 30, Three Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, 2006 2005 2006 2005 Calculation of Limited Partners' interest: Net Income Less: General Partner's interest $ 26.3 (4.1) $ 17.8 (1.2) $ 44.7 (5.4) $ 33.1 (2.1) Limited Partners' interest in Net Income $ 22.2 $ 16.6 $ 39.3 $ 31.0 Net Income per Limited Partner unit: Basic $ 0.81 $ 0.69 $ 1.48 $ 1.29 Diluted $ 0.81 $ 0.68 $ 1.48 $ 1.28 Weighted average Limited Partners' units outstanding (in thousands): Basic 27,466 24,144 26,499 24,117 Diluted 27,590 24,304 26,624 24,295

Eastern Pipeline System (amounts in millions, unless otherwise noted, unaudited) 6 55.5 0.467 59.7 0.467 55.4 0.465 58.5 0.474 Total shipments (mm barrel miles per day) (2) Revenue per barrel mile (cents) Operating Highlights(1) 21.7 5.2 9.4 $ 16.8 20.2 5.2 8.7 $ 21.2 11.1 2.6 4.7 $ 8.1 9.6 2.6 4.6 $ 11.3 Operating expenses Depreciation and amortization Selling, general and administrative expenses Operating income $ 46.9 6.3 53.2 $ 50.5 4.8 55.3 $ 23.4 3.2 26.6 $ 25.2 2.9 28.1 Sales and other operating revenue Other income Total revenues Financial Highlights 2005 2006 2005 2006 Six Months Ended June 30, Three Months Ended June 30, (1) Excludes amounts attributable to equity ownership interests in the corporate joint ventures. (2) Represents total average daily pipeline throughput multiplied by the number of miles of pipeline through which each barrel has been shipped.

Terminal Facilities (amounts in millions, unless otherwise noted, unaudited) 7 Three Months Ended June 30, Three Months Ended June 30, Three Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, 2006 2005 2006 2005 Financial Highlights Total revenues $ 30.4 $ 27.9 $ 59.5 $ 55.8 Operating expenses Depreciation and amortization Selling, general and administrative expenses 12.7 3.9 3.9 11.8 3.4 3.5 25.3 7.6 7.4 22.8 7.5 6.7 Operating income $ 9.9 $ 9.3 $ 19.3 $ 18.8 Operating Highlights Terminal throughput (000's bpd) Refined product terminals Nederland terminal Refinery terminals (1) 390.3 449.2 713.4 383.3 452.6 709.0 386.8 469.3 703.6 389.6 472.1 699.5 (1) Consists of the Partnership's Fort Mifflin Terminal Complex, the Marcus Hook Tank Farm and the Eagle Point Dock.

Western Pipeline System 8 (1) Excludes amounts attributable to equity ownership interests in the corporate joint venture. (2) Represents total segment sales and other operating revenue minus cost of products sold and operating expenses and depreciation and amortization divided by crude oil pipeline throughput. (amounts in millions, unless otherwise noted, unaudited) Three Months Ended June 30, Three Months Ended June 30, Three Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, 2006 2005 2006 2005 Financial Highlights Sales and other operating revenue Other income $1,435.9 1.0 $ 1,029.1 0.9 $2,642.5 1.4 $ 1,989.5 1.5 Total revenues 1,436.9 1,030.0 2,643.9 1,991.0 Cost of products sold and operating expenses 1,417.4 1,018.5 2,608.9 1,971.8 Depreciation and amortization 2.8 1.5 5.4 2.9 Selling, general and administrative expenses 5.0 4.3 12.5 8.3 Operating income $ 11.8 $ 5.8 $ 17.1 $ 8.0 Operating Highlights(1)(3) Crude oil pipeline throughput (000's bpd) Crude oil purchases at wellhead (000's bpd) Gross margin per barrel of pipeline throughput (cents)(2) 519.8 202.0 33.4 320.2 191.8 31.4 502.5 191.8 31.0 319.1 193.3 25.7 (3) Includes results from the Partnership's purchases of an undivided joint interest in the Mesa Pipe Line system, the Corsicana to Wichita Falls, Texas pipeline system, and the Millennium and Kilgore pipeline system from acquisition dates.

Q2 2006 Financial Highlights 9 ($ in millions, unaudited) Three Months Ended June 30, Three Months Ended June 30, Three Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, 2006 2005 2006 2005 Capital Expenditure Data: Maintenance capital expenditures $ 3.9 $ 6.0 $ 10.3 $ 10.9 Expansion capital expenditures 33.3 4.1 150.2 7.0 Total $ 37.1 $ 10.1 $ 160.5 $ 17.9 Reimbursement Under Agreements with Sunoco, Inc. $ 0.7 $ 0.5 $ 0.7 $ 0.9 June 30, 2006 December 31, 2005 Balance Sheet Data (at period end): Cash and cash equivalents $ 25.4 $ 21.6 Total debt 423.8 355.6 Total Partners' Capital 637.5 523.4